                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c)
      or Subsection 240.14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   FIRST FEDERAL BANCORPORATION
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:

________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                     [LETTERHEAD]







                   December 19, 1997






Dear Stockholder:

    We invite you to attend the annual meeting of stockholders of First Federal Bancorporation to be held at the main office of First Federal Bank, 214 5th Street, Bemidji, Minnesota on
Tuesday, January 20, 1998 at 2:30 p.m.

    The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's subsidiary, First Federal Bank. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

    ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                             Sincerely,

                             /s/ William R. Belford

                             William R. Belford
                             President

________________________________________________________________
             FIRST FEDERAL BANCORPORATION
                    214 5th Street
               Bemidji, Minnesota  56601
                    (218) 751-5120
________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            To Be Held on January 20, 1998
________________________________________________________________

    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of First Federal
Bancorporation (the "Company") will be held at the main office of First Federal Bank, 214 5th Street, Bemidji, Minnesota on
Tuesday, January 20, 1998 at 2:30 p.m.

    A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

    The Annual Meeting is for the purpose of considering and acting upon:

         1.   The election of two directors of the Company;
              and

         2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

    The Board of Directors is not aware of any other business to come before the Annual Meeting.

    Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 5, 1997 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

    You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Karen Jacobson

                             KAREN JACOBSON
                             SECRETARY

Bemidji, Minnesota
December 19, 1997
________________________________________________________________
    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

________________________________________________________________
                    PROXY STATEMENT
                          OF
             FIRST FEDERAL BANCORPORATION
                    214 5th Street
               Bemidji, Minnesota  56619
________________________________________________________________
            ANNUAL MEETING OF STOCKHOLDERS
                   January 20, 1998
________________________________________________________________

________________________________________________________________
                        GENERAL
________________________________________________________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Federal Bancorporation (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the main office of First Federal Bank (the "Bank"), 214 5th Street, Bemidji, Minnesota on Tuesday, January 20, 1998 at 2:30 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about December 19, 1997.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Karen Jacobson, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

________________________________________________________________
    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on December 5, 1997 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 665,538 shares of Common Stock issued and outstanding. ALL SHARE NUMBERS IN THIS PROXY STATEMENT ARE PREVIOUS TO, AND DO NOT REFLECT THE EFFECT OF THE COMPANY'S THREE-FOR-TWO STOCK SPLIT, PAYABLE IN THE FORM OF A 50% STOCK DIVIDEND ON DECEMBER 18, 1997. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The following table sets forth, as of the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Common Stock and by all directors and executive officers of the Company as a group.

                                         Amount and         Percent of
                                         Nature of          Shares of
Name and Address                         Beneficial         Common Stock
of Beneficial Owners                     Ownership(1)       Outstanding
--------------------                     ------------       -----------
William R. Belford
3309 Jackson Avenue, SW
Bemidji, Minnesota  56601                 59,319 (2)          8.91%

First Federal Bancorporation
Employee Stock Ownership Plan ("ESOP")
214 5th Street
Bemidji, Minnesota  56601                 68,225 (3)         10.26%

First Federal Bancorporation
Stock Option and Incentive Plan Trust
214 5th Street
Bemidji, Minnesota 56601                  86,078 (4)         12.93%

John Hancock Advisors, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199              56,000              8.41%

All directors and executive
 officers as a group (10 persons)        170,958 (5)         25.69%

___________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(2) Includes 8,624 shares which may be received pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date, 3,801 shares of Common Stock held in the ESOP and allocated to Mr.
    Belford and 5,300 shares of Common Stock held for the benefit of Mr. Belford in the Employee's Retirement Plan. Also includes 15,837 shares held in the Option Plan Trust and 6,347 shares held in the MRP Trust, in which Mr. Belford together with other Option Plan and MRP Plan participants shares in the voting of allocated shares, and 15,460 shares held in the Grantor Trust, as to which Mr. Belford has shared voting power with the other Directors.
(3) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Smith, Sathre, Fankhanel and Sharp, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, the Company's Board of Directors shall direct the voting of such stock, or in the absence of such direction from the Company's Board of Directors, the trustees shall direct the voting of such stock in their discretion. As of the Record Date, 19,955 shares had been allocated, and 48,300 were unallocated.
(4) These shares are held in a trust account for future issuance to option holders upon their exercise of stock options for Company Common Stock under the First Federal Bancorporation Stock Option and Incentive Plan (the "Option Plan"). The trustees for this trust are the same as the ESOP trustees. The shares held in the Option Plan trust are voted in the same way that unallocated ESOP shares are voted.
(5) Includes 42,706 shares held by the First Federal Banking & Savings, FSB Grantor Trust (the "Grantor Trust"), the beneficiaries of which are certain directors and executive officers. The beneficiaries have neither voting nor dispositive power with respect to these shares. Does not include the unallocated shares held by the ESOP trust or the shares held by the Option Plan Trust. For more information, see Footnote (2).


________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

GENERAL

    The Company's Board of Directors consists of six members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, two directors will be elected for a term expiring at the 2001 Annual Meeting. The Board of Directors has nominated Ralph T. Smith and William R. Belford to serve as directors for a three-year period. All nominees are currently members of the Board. Under Minnesota law and the Company's Articles of Incorporation, directors are elected by a majority of the votes cast at a meeting at which a quorum is present.

    It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    The following table sets forth, for each nominee for director and continuing director of the Company, his age, the year he first became a director of the Bank, which is the Company's principal operating subsidiary, and the expiration of his term as a director. All such persons were appointed as directors in 1994 in connection with the incorporation and organization of the Company. Each director of the Company also is a member of the Board of Directors of the Bank.

                           AGE AT        YEAR FIRST ELECTED       CURRENT
                        SEPTEMBER 30,     AS DIRECTOR              TERM
NAME                        1997           OF THE BANK           TO EXPIRE
----                    -----------      -----------------      ------------
                BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001
Ralph T. Smith             64               1966                 1998
William R. Belford         49               1987                 1998

                        DIRECTORS CONTINUING IN OFFICE
Martin R. Sathre           72               1962                 1999
Dean J. Thompson           41               1994                 1999
Walter R. Fankhanel        60               1975                 2000
James R. Sharp             62               1980                 2000

    Set forth below is information concerning the Company's directors for at least the past five years, unless otherwise stated.

    RALPH T. SMITH is a principal with the Smith Law Firm,
P.A., located in Bemidji, Minnesota. Mr. Smith has been on the Board of Directors of various community organizations including:
North Country Regional Hospital (Past Chairman); Bemidji Area Chamber of Commerce; Bemidji Jaycees and Headwaters Community Music Center.

    WILLIAM R. BELFORD has been President and Chief Executive Officer of the Bank since 1987. Mr. Belford has served on the Board of Directors and as Campaign Chairman of the United Way of Bemidji, as President and board member for the Joint Economic Development Commission, as Chairman and Secretary of the Savings League of Minnesota, on the Board of Directors of the Chamber of Commerce, as Treasurer and on the Board of the Visitors and Convention Bureau. He is past Chairman of the Minnesota League of Savings and Community Bankers.


    MARTIN R. SATHRE is an Abstracter and Title Insurance
Agent for Sathre Abstracters Incorporated of Bemidji, Minnesota. Mr. Sathre is Secretary of Bemidji Development Corporation, a non-profit corporation that owns and operates a local industrial park, and is Committee Chairperson and past President of the Rotary Club of Bemidji.

    DEAN J. THOMPSON is an owner of Ken K. Thompson Jewelry, a retail jeweler located in Bemidji, Minnesota. Mr. Thompson was previously on the Board of Directors of the Bemidji Area Chamber of Commerce, former Chairman of the Downtown Bemidji Business and Professional Association, and is a member of the Bemidji Jaycees, Headwaters Chapter/Ducks Unlimited, Bemidji Elks Lodge #1052, the Bemidji State University President's Club and the Bemidji Downtown Development Authority.

    WALTER R. FANKHANEL has served as General Manager of Dave
Walters, Inc., a dealer of automobiles, manufactured housing and a developer of multi-family housing since 1957.

    JAMES R. SHARP retired in 1993 after 34 years as a High School Teacher, Counselor and Administrator in Bemidji, Minnesota. Mr. Sharp has served as President of the Headwaters Shrine Club, is a member of the Bemidji Town & Country Club, the Bemidji Curling Club, the AAD Temple Shrine, the Scottish Rite, the Masonic Lodge, the Eagles Club and the American Legion Club.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    The following table sets forth information regarding the executive officers of the Company who do not serve on the Board of Directors.

                               AGE AT
                            SEPTEMBER 30,
NAME                            1997             TITLE
----                        -------------        -----
Dennis M. Vorgert                 50             Treasurer
Karen Jacobson                    55             Secretary

    The principal occupation of each executive officer of the Company for the last five years, unless otherwise stated, is set forth below.

    DENNIS M. VORGERT has served as Treasurer of the Company since its incorporation in 1994 and of the Bank since 1978. He is a member of the Bemidji Curling Club, the Bemidji Rotary Club, the Knights of Columbus, as well as Past Secretary of Church Council.

    KAREN JACOBSON has served as Secretary of the Company since its incorporation in 1994, and of the Bank since 1990.
Ms. Jacobson is Treasurer of the local American Heart
Association, and a member of the United Way Communications
Committee.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company holds regular monthly meetings and holds special meetings as needed. During the year ended September 30, 1997, the Board met 12 times. No director attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the year ended September 30, 1997 and the total number of meetings held by committees on which he served during such fiscal year. The Board of Directors has standing Audit, Loan and Investment Committees. The full Board of Directors serves as the Compensation Committee.

    The Audit Committee consists of Directors Smith
(Chairman), Sathre and Thompson. The Audit Committee met one time during fiscal year 1997 to examine and approve the independent audit report prepared by the independent auditors, to review and recommend the independent auditors to be engaged by the Company and to review the internal audit function and internal audit controls.

    The Company does not have a standing Nominating Committee. Under the Company's current Bylaws, the full Board acts as a Nominating Committee for selecting the management nominees for election as directors. The Nominating Committee met one time during fiscal 1997.

EXECUTIVE COMPENSATION

    The following table sets forth cash and noncash compensation for the fiscal year ended September 30, 1997 awarded to or earned by the Company's Chief Executive Officer for services rendered in all capacities to the Company and its subsidiaries during fiscal 1997.

NAME AND PRINCIPAL                                                    ALL OTHER
   POSITION                 YEAR        SALARY           BONUS      COMPENSATION (1)
-----------------           ----        ------           -----     -----------------
William R. Belford           1997      $115,000         $47,101       $18,466
 Chief Executive Officer     1996       112,500          37,380        20,150
                             1995       108,000          21,800        19,796

__________
(1) For 1997, includes a car allowance of $831 life insurance policy payments of $895, a profit sharing contribution of $7,140, and a supplemental executive retirement plan payment of $9,600; for 1996, includes a car allowance of $770, life insurance policy payments of $895, a profit sharing contribution of $8,885, and a supplemental executive retirement plan payment of $9,600; and for 1995, includes a car allowance of $771, life insurance policy payments of $895, a profit sharing contribution of $8,530, and a supplemental executive retirement plan payment of $9,600.

    Employment Agreements. The Company and the Bank, effective April 3, 1995, entered into separate employment agreements (the "Employment Agreements") with Mr. William R. Belford (the "Executive"), President and Chief Executive Officer of the Bank and of the Company. In such capacities, the Executive is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors. Such Boards believe that the Employment Agreements assure fair treatment of the Executive in relation to his career with the Company and the Bank by assuring him of some financial security.

    The Employment Agreements provide for a term of three years, with an annual base salary of $115,000 from the Bank, and with the Company guaranteeing the Bank's obligations. On each anniversary date from the date of commencement of the Employment Agreements, the Executive's term of employment will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Boards of Directors that the performance of the Executive has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide the Executive with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreements will terminate upon the Executive's death and may terminate due to the Executive's disability. The Employment Agreements are also terminable for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates the Executive without just cause, the Executive will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreements, plus an additional 12-month period. Severance benefits payable to the Executive will be paid in a lump sum, or in installments, as he elects. If either Employment Agreement is terminated due to the Executive's "disability" (as defined in the Employment Agreements), the Executive will not be entitled to a continuation of his salary and benefits. In the event of the Executive's death during the term of either Employment Agreement, his estate will be entitled to receive the Executive's salary through the last day of the calendar month in which his death occurred. The Executive is able to voluntarily terminate his employment by providing 60 days' written notice to the Boards of Directors of the Bank and the Company, in which case the Executive is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

    The Employment Agreements contain provisions stating that in the event of the Executive's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," the Executive will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the sum of any other parachute payments, as defined under
Section 280G(b)(2) of the Code, that the Executive receives on account of the change in control (including but not limited to parachute payments the Employee receives pursuant to his employment agreement with the Company). "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The Employment Agreement with the Bank provides that within five business days of a change in control, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times the Executive's base amount, that will be used to pay the Executive amounts owed to him upon termination, other than for just cause, within one year of the change in control. The amount to be paid to the Executive from this trust upon his termination is determined according to the procedures outlined in the Employment Agreement with the Bank, and any money not paid to the Executive is returned to the Bank. The Employment Agreement also provides for a similar lump sum payment to be made in the event of the Executive's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by the Executive, including (i) the requirement that the Executive move his personal residence or perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) a material reduction in the Executive's base compensation as in effect on the date of the change in control, (iii) the failure of the Company or the Bank to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans, (iv) the assignment to the Executive of duties and responsibilities which are materially different from those normally associated with his position with the Bank, (v) a material reduction in the Executive's authority and responsibility, and (vi) the failure to re-elect the Executive to the Company's or the Bank's Board of Directors. The aggregate payments that would be made to Mr. Belford, assuming his termination of employment under the foregoing circumstances and based on Mr. Belford's salary through the year ended September 30, 1997, would have been approximately $391,755. In the event that the Executive prevails over the Company or the Bank in a legal dispute as to the Employment Agreements, he will be reimbursed for his legal and other expenses.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-
END OPTION VALUES

    The following table sets forth the 1997 fiscal year-end value of unexercised in-the-money options held by the Company's
Chief Executive Officer.  No new options were granted in fiscal
1997.


                                                                          VALUE OF SECURITIES
                       SHARES                 NUMBER OF SECURITIES       UNDERLYING UNEXERCISED
                     ACQUIRED ON    VALUE   UNDERLYING UNEXERCISED            IN-THE MONEY
                       EXERCISE   REALIZED  OPTIONS AT FY-END (1)         OPTIONS AT FY-END (1)
                                            -------------------------   -------------------------
                        (#)         ($)     EXERCISABLE  UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
                     -----------  --------  -------------------------   -------------------------
William R. Belford       --       $  --      8,625        12,938        $71,695       $107,547

_________
(1) Consists of options granted under the Option Plan. Option grant was effective as of October 17, 1995, upon stockholder approval of the Option Plan. Exercise price is the market price of the Common Stock of $13.6875 as of the date of the grant. At September 30, 1997, the fair market value of the Common Stock was $22.00 per share.


DIRECTOR COMPENSATION

    The Company's directors receive fees of $1,000 per monthly meeting attended. This fee includes any Executive Committee meetings. During fiscal 1997, the Company's directors' fees totaled $66,000.

    Director Retirement Plan. The Bank's Board of Directors has adopted the First Federal Banking & Savings, FSB Retirement Plan for Non-Employee Directors (the "Directors' Plan"), effective October 1, 1993, for its directors (i) who are members of the Bank's Board of Directors on or after October 1, 1993, and (ii) who are not employees on the date of being both nominated and elected (or re-elected) to the Board. A participant in the Directors' Plan will receive, on each of the three annual anniversary dates of his retirement, an amount equal to one-third of the product of his"Benefit Percentage," times his"Vested Percentage," times $6,000. A participant's "Benefit Percentage" is based on his overall years of service on the Board of Directors of the Bank, and increases in increments of 33-1/3% from 0% for less than six years of service, to 33-1/3% for six to eleven years of service, to 66-2/3% for twelve to seventeen years of service, to 100% for eighteen or more years of service. A participant's "Vested Percentage" equals 33-1/3% if the participant serves on the Board as a non-employee director for one or fewer years of service after the effective date of the Directors' Plan, increases to 66-2/3% if the participant completes two years of service following the plan's effective date, and becomes 100% if the participant completes three or more years of service following the plan's effective date. However, in the event a participant terminates service on the Board at or after his attainment of age 70, or due to "disability", or in the event of a "change in control" (as such terms are defined in the Directors' Plan), the participant's Vested Percentage becomes 100% regardless of his years of service. A participant's "Vested Percentage" will also accelerate to 100% upon such participant's termination of service on the Board due to his death. This provision may have the effect of deferring a hostile change in control by increasing the costs of acquiring control. If a participant dies before collecting any retirement benefits, his surviving beneficiary (or, if no surviving beneficiary, the participant's estate) will receive a lump sum payment having a present value equal to 100% of the benefits that would have been paid to the participant under the Directors' Plan if the participant had
(i) terminated service on the Board on the date of his death,
(ii) survived to collect the full benefits payable for retirement or disability, and (iii) a Vested Percentage equal to 100%. In the event that a participant dies after beginning to receive retirement benefits, the Bank shall pay to the participant's surviving beneficiary (or, if none, to the participant's estate) a lump sum payment having a present value equal to 100% of the aggregate remaining payments that the participant would have received had he survived to collect all retirement benefits payable under the Directors' Plan. Trust assets will be subject to the claims of the Bank's general creditors.

TRANSACTIONS WITH MANAGEMENT

    The Bank offers loans to its directors, officers, and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e., up to $536,370) to such persons must be approved in advance by a disinterested majority of the Board of Directors. At September 30, 1997, the Bank's loans to directors and executive officers totaled $185,344, or 1.73% of the Bank's retained earnings at that date.

________________________________________________________________
           SECURITY OWNERSHIP OF MANAGEMENT
________________________________________________________________

    The following table sets forth, as of the Record Date, the beneficial ownership of the Common Stock of each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                                     PERCENT OF SHARES
                             TOTAL BENEFICIAL         OF COMMON STOCK
                               OWNERSHIP (1)             OUTSTANDING
                             ----------------        -----------------
William R. Belford(2). . . . .   59,319                  8.91%
Ralph T. Smith(3). . . . . . .   31,181                  4.69
Martin R. Sathre(4). . . . . .   16,957                  2.55
Walter R. Fankhanel(4) . . . .   24,297                  3.65
James R. Sharp(4). . . . . . .   18,857                  2.83
Dean J. Thompson(5). . . . . .   15,001                  2.25

All Executive Officers and
  Directors as a Group
  (10 persons) (6) . . . . . .  170,958                 25.69%

__________
(1) For the definition of beneficial ownership, see Footnote (1) to the table in "Voting Securities and Principal Holders Thereof." Does not include the unallocated shares held by the ESOP Trust or the Grantor Trust. For more information, see "Voting Securities and Principal Holders Thereof -- Footnotes (2) and (3)."
(2) For Mr. Belford, includes 8,624 shares which may be received pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date, 3,801 shares of Common Stock held in the ESOP and allocated to Mr. Belford and 5,300 shares of Common Stock held for the benefit of Mr. Belford in the Employee's Retirement Plan. Also includes 15,837 shares held in the Option Plan Trust and 6,347 shares held in the MRP Trust, in which Mr. Belford together with other Option Plan and MRP Plan participants shares in the voting of allocated shares, and 15,460 shares held in the Grantor Trust, as to which Mr. Belford has shared voting power with the other Directors.
(3) For Mr. Smith includes 1,000 shares held in family trusts, 1,216 shares held in his grantor trust account, 1,725 shares pursuant to vested options exercisable within 60 days of the Record Date, and 6,300 shares held in Mr. Smith's IRA.
(4) For each of Messrs. Sathre, Fankhanel and Sharp, includes 8,102 shares held in their respective grantor trust accounts and 1,725 shares pursuant to vested options exercisable within 60 days of the Record Date. Mr. Sharp's total also includes 2,472 shares held in his IRA.
(5) For Mr. Thompson, includes 1,724 shares held in his grantor trust account and 1725.2 shares pursuant to vested options exercisable within 60 days of the Record Date.
(6) For "All Executive Officers and Directors as a Group" includes, 12,972 shares and 42,706 shares held in 401(k) plan and grantor trust accounts, respectively, 9,706 shares held in ESOP accounts, 21,045 shares pursuant to options exercisable within 60 days of the Record Date and 1,000 shares held in family trusts.

________________________________________________________________
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

    Pursuant to regulations promulgated under the Exchange
Act, the Company's officers and directors and all persons who own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 1997 and prior fiscal years all Reporting Persons have complied with these reporting requirements.

________________________________________________________________
   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

    McGladrey & Pullen LLP, was the Company's independent certified public accounting firm for the 1997 fiscal year. A representative of McGladrey & Pullen LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Company's 1998 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 214 5th Street, Bemidji, Minnesota 56601, no later than August 24, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                        BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ Karen Jacobson

                        KAREN JACOBSON
                        SECRETARY
Bemidji, Minnesota
December 19, 1997
________________________________________________________________
             ANNUAL REPORT ON FORM 10-KSB
________________________________________________________________
       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB OR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997 AS FILED WITH THE SECURITIES EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, FIRST FEDERAL BANCORPORATION, 214 5TH STREET, BEMIDJI, MINNESOTA 56601.
________________________________________________________________

                    REVOCABLE PROXY
________________________________________________________________
             FIRST FEDERAL BANCORPORATION
                  Bemidji, Minnesota
________________________________________________________________

            ANNUAL MEETING OF STOCKHOLDERS
                   January 20, 1998

       The undersigned hereby appoints James Sharp and Martin Sathre with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of First Federal Bancorporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of First Federal Bank, 214 5th Street, Bemidji, Minnesota on Tuesday, January 20, 1998 at 2:30 p.m., and at any and all adjournments thereof, as follows:


                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------

    1.The election as directors of all
      nominees listed below (except as
      marked to the contrary below).        [  ]       [  ]

      Ralph T. Smith
      William R. Belford

      INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR
      ANY INDIVIDUAL NOMINEE, INSERT THAT
      NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

      _____________________

       The Board of Directors recommends a vote "FOR" the listed
proposition.
________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
________________________________________________________________

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


       Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated December 19, 1997 and an Annual
Report to Stockholders.

Dated: _______________________, 199_


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


       Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

       PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.